SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 5, 2004
Date of Report (Date of earliest event reported)

REDWOOD TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13759	68-0329422

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place Suite 300 Mill Valley, California	94941

(Address of Principal Executive Offices)	(Zip Code)

(415) 389-7373

(Registrant’s Telephone Number,
Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7(c). Exhibit

99.1	“Supplemental Financial Information Quarter Ended June 30, 2004.”

99.2	Press Release, dated August 5, 2004 “Redwood Trust Reports Earnings for the Second Quarter of 2004”.

Item 12. Results of Operation and Financial Condition

     Redwood Trust, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its Supplemental Financial Information for the second quarter of 2004, publicly released on August 5, 2004.

     Also, Redwood Trust, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its earnings release for the second quarter of 2004, publicly released on August 5, 2004.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	REDWOOD TRUST, INC.
	By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Vice President, Chief Financial Officer and Secretary

3

Exhibit Index

Exhibit Number
99.1	“Supplemental Financial Information Quarter Ended June 30, 2004.”

99.2	Press Release, dated August 5, 2004 “Redwood Trust Reports Earnings for the Second Quarter of 2004”.

4